Cash and cash equivalents and restricted cash and cash equivalents - Summary of cash and cash equivalents and restricted cash (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Cash and Cash Equivalents [Abstract]
Cash and cash equivalents	$ 219,167	$ 246,078	$ 334,430
Restricted cash	25,879	33,145	16,055
Total cash and cash equivalents and restricted cash as shown in our consolidated statements of cash flows:	$ 245,046	$ 279,223	$ 350,485	$ 313,644